United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  February 23, 2007

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63-0780521
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4909 SE International Way, Portland, Oregon 97222
(Address of Principal Executive Offices) (Zip Code)

(503) 653-8881
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Compensatory Arrangements of Certain Officers

On February 23, 2007, the Compensation Committee of the Board of Directors of Blount International, Inc. (“Blount” or the “Corporation”) approved annual bonuses with respect to Blount’s 2006 calendar year, and established performance objectives for bonuses for Blount’s 2007 calendar year, for the following executive officers (which list includes the “named executive officers” within the meaning of the rules of the Securities & Exchange Commission): James S. Osterman, Chairman and Chief Executive Officer; Calvin E. Jenness, Senior Vice President and Chief Financial Officer; Dennis E. Eagan, President of Blount’s Industrial and Power Equipment Group segment; Kenneth O. Saito, President of the Corporation’s Oregon Cutting Systems Group segment; and Richard H. Irving, III, Senior Vice President, General Counsel and Secretary.

2006 Bonuses

Mr. Osterman received a $550,000 bonus pursuant to the terms of his employment agreement with Blount.  The other officers earned bonuses pursuant to Blount’s stockholder-approved Executive Management Annual Incentive Plan (“EMAIP”), based on achievement of performance objectives established by the Committee last year, as set forth in the following table:

Officer	Performance Objectives	Bonus Earned
Jenness	50% Operating income; 30% cash flow; 20% personal key base operation objectives	$109,539
Eagan*	50% Operating income; 30% cash flow; 20% personal key base operation objectives	$86,131
Saito	50% Operating income; 30% cash flow; 20% personal key base operation objectives	$100,963
Irving	50% Operating income; 30% cash flow; 20% personal key base operation objectives	$116,668

* Based 80% on Forestry Division and 20% on Gear Products, Inc.

Performance Objectives for 2007 Bonuses

The Committee also established performance objectives for these officers for Blount’s 2007 year pursuant to the EMAIP:

Officer	Performance Objectives	Maximum Bonus Opportunity as a Percentage of Salary
Jenness	50% Operating income; 30% cash flow; 20% personal key base operation objectives	100%
Eagan*	50% Operating income; 30% cash flow; 20% personal key base operation objectives	100%
Saito	50% Operating income; 30% cash flow; 20% personal key base operation objectives	100%
Irving	50% Operating income; 30% cash flow; 20% personal key base operation objectives	100%

* Based 80% on Forestry Division and 20% on Gear Products, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOUNT INTERNATIONAL, INC.

Dated:	March 1, 2007

		By:	/s/ Richard H. Irving, III
			Name:	Richard H. Irving, III
			Title:	Senior Vice President, General Counsel and Secretary

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